                                                                   Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Indiantown  Cogeneration,  L.P. and Indiantown  Cogeneration Funding Corporation
for the quarter ended  September 30, 2002,  I, P. Chrisman  Iribe,  President of
Indiantown  Cogeneration,  L.P. and Indiantown Cogeneration Funding Corporation,
hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1)  such Quarterly Report on Form 10-Q for the quarter ended September 30,
          2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained in such Quarterly  Report on Form 10-Q for the quarter ended September 30, 2002 fairly presents,  in all material respects,  the  financial  condition  and  results  of  operations  of
          Indiantown  Cogeneration,  L.P. and  Indiantown  Cogeneration  Funding
          Corporation.

November 14, 2002                               /s/ P. Chrisman Iribe
                                                -------------------------------
                                                P. Chrisman Iribe
                                                President
                                                Indiantown Cogeneration, L.P.
                                                Indiantown Cogeneration Funding
                                                Corporation